UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 26, 2025

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston, TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 3.03. Material Modifications of Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Moleculin Biotech, Inc. (the “Company”) annual meeting of stockholders completed on August 18, 2025, the stockholders of the Company approved an amendment to the Company’s amended and restated certificate of incorporation (the “Amendment”) to effect the reverse stock split at a ratio in the range of 1-for-2 to 1-for-30, with such ratio to be determined in the discretion of the Company’s board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion prior to the one-year anniversary of the annual meeting.

Pursuant to such authority granted by the Company’s stockholders, the Company’s board of directors approved a one-for-twenty-five (1:25) reverse stock split (the “Reverse Stock Split”) of the Company’s common stock and the filing of the Amendment to effectuate the Reverse Stock Split. The Amendment was filed with the Secretary of State of the State of Delaware and the Reverse Stock Split will become effective in accordance with the terms of the Amendment at 12:01 a.m. Eastern Time on December 1, 2025 (the “Effective Time”), and the Company’s common stock will open for trading on The Nasdaq Capital Market on December 1, 2025 on a post-split basis, under the existing ticker symbol “MBRX” but with a new CUSIP number 60855D408. The Amendment provides that, at the Effective Time, every twenty-five (25) shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share, which will remain $0.001.

As a result of the Reverse Stock Split, the number of shares of common stock outstanding will be reduced from approximately 51.6 million shares to approximately 2.07 million shares, and the number of authorized shares of common stock will remain at 500 million shares. As a result of the Reverse Stock Split, except as set forth below, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all outstanding stock options, restricted stock unit awards and warrants, which will result in a proportional decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock unit awards and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants. With respect to the Company's outstanding Series E Warrants to purchase 27,852,241 shares of common stock at an exercise price of $0.37 per share and Series F warrants to purchase 64,864,864 shares of common stock at an exercise price of $0.43 per share, if the lowest daily volume weighted average price during the period commencing five consecutive trading days immediately preceding and the five consecutive trading days commencing on the date of the Reverse Stock Split is less than the exercise price of the Series E warrants and/or Series F warrants then in effect, then the exercise price of such warrants will be reduced to the lowest daily volume weighted average price during such period. In addition, solely with respect to the Series E warrants, the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate price will remain unchanged, subject to a floor price of $3.00 per share. In addition, the number of shares reserved for issuance under the Company’s equity compensation plan immediately prior to the Effective Time will be reduced proportionately.

No fractional shares will be issued as a result of the Reverse Stock Split, and instead, the Company will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock during the regular trading hours for the five consecutive trading days immediately preceding the Reverse Stock Split. The share amounts set forth in the above paragraph do not take into account any shares which may be paid for in connection with the foregoing treatment of fractional shares.

The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events

On November 26, 2025, the Company issued a press release to announce that it filed a certificate of amendment to its certificate of incorporation with the Secretary of State of the State of Delaware to effect a 1-for-25 reverse stock split of its common stock. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The table below sets forth the impact of the Reverse Stock Split on the Company’s net loss per common share – basic and diluted and weighted average common shares outstanding – basic and diluted, for the years ended December 31, 2024 and 2023, the three months ended March 31, 2025 and 2024, the three and six months ended June 30, 2025 and 2024, the three and nine months ended September 30, 2025 and 2024.

	Dollars in thousands except share and per share data

	Pre- Split (1)		Post- Split
	Year ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Net loss	$(26,048)	$(28,215)	$(26,048)	$(28,215)
Net loss per common share - basic and diluted	$(7.57)	$(14.28)	$(189.14)	$(357.04)
Weighted average common shares outstanding - basic and diluted	3,442,997	1,975,610	137,720	79,024

	Pre- Split (2)		Post- Split
	Three Months Ended March 31,		Three Months Ended March 31,
	2025	2024	2025	2024
Net loss	$(5,904)	$(6,425)	$(5,904)	$(6,425)
Net loss per common share - basic and diluted	$(0.63)	$(2.61)	$(15.80)	$(65.13)
Weighted average common shares outstanding - basic and diluted	9,343,771	2,466,174	373,751	98,647

	Pre- Split (2)		Post- Split
	Three Months Ended June 30,		Three Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(17,809)	$(6,015)	$(17,809)	$(6,015)
Net loss per common share - basic and diluted	$(1.15)	$(2.37)	$(28.68)	$(59.13)
Weighted average common shares outstanding - basic and diluted	15,526,401	2,543,244	621,056	101,730

	Pre- Split (2)		Post- Split
	Six Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(23,713)	$(12,440)	$(23,713)	$(12,440)
Net loss per common share - basic and diluted	$(1.90)	$(4.97)	$(47.61)	$(124.17)
Weighted average common shares outstanding - basic and diluted	12,452,165	2,504,709	498,087	100,188

	Pre- Split (2)		Post- Split
	Three Months Ended September 30,		Three Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(25,399)	$(7,024)	$(25,399)	$(7,024)
Net loss per common share - basic and diluted	$(0.68)	$(1.89)	$(17.02)	$(47.28)
Weighted average common shares outstanding - basic and diluted	37,304,455	3,714,278	1,492,178	148,571

	Pre- Split (2)		Post- Split
	Nine Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(49,112)	$(19,464)	$(49,112)	$(19,464)
Net loss per common share - basic and diluted	$(2.36)	$(6.69)	$(58.95)	$(167.17)
Weighted average common shares outstanding - basic and diluted	20,827,296	2,910,842	833,092	116,434

(1)	The net loss at December 31, 2024 and 2023 has been retrospectively adjusted for the company's change in accounting policy during September 30, 2025, from a net loss of $21,763 to $26,048 at December 31, 2024 and $29,769 to $28,215 at December 31, 2023, respectively.
(2)	The pre-split amounts represent amounts from the Company's Quarterly report on Form 10-Q, Note 2 at September 30, 2025.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No. Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Moleculin Biotech, Inc., filed with the Secretary of State of the State of Delaware.
99.1	Press Release dated November 26, 2025
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: November 28, 2025

By:	/s/ Jonathan P. Foster
Jonathan P. Foster
Chief Financial Officer